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                                                                   EXHIBIT 10.18


                        FIRST AMENDMENT TO AGREEMENT OF
                PURCHASE AND SALE AND JOINT ESCROW INSTRUCTIONS

          THIS FIRST AMENDMENT TO AGREEMENT OF PURCHASE AND SALE AND JOINT ESCROW INSTRUCTIONS (this "Agreement") is made and entered into, effective as of August 27, 1996, by and among LAPCO INDUSTRIAL PARKS, a California joint venture ("Seller"), and PRENTISS PROPERTIES LIMITED, INC., a Delaware corporation ("Buyer"), with reference to the following facts:

                               R E C I T A L S:

          A. Seller is the owner of certain real property located at the City of Los Angeles, County of Los Angeles, California, and commonly known as the Pacific Gateway Center (the "Property").

          B. Pursuant to that certain Agreement of Purchase and Sale and Joint Escrow Instructions (the "Original Agreement") dated August 12, 1995, Seller agreed to sell the Property to Buyer.

          C. Seller and Buyer desire to amend the Original Agreement in certain respects. As used herein capitalized terms shall have the same meaning as defined in the Original Agreement except as expressly modified herein.

          NOW, THEREFORE, in light of the foregoing and in consideration of the mutual covenants set forth in this Agreement, the parties hereby amend the Original Agreement as follows:

          1.  OPTION CONSIDERATION AND TRANSFER FEES AND COSTS.

              (a) Buyer and Seller hereby agree that the concepts and agreements relating to Option Consideration, Third Party Consultant Fees and Refundable Option Consideration are to be deleted from the Original Agreement in their entirety, notwithstanding the fact that Buyer has heretofore delivered the Option Consideration to the Title Company in accordance with the provisions of the Original Agreement. Seller hereby instructs the Title Company to return the Option Consideration to Buyer. In such regard the Original Agreement is hereby amended in the following respects:

                  (i) Paragraph 3 (a) of the Original Agreement is hereby
              amended to be and read as follows:

                      "(a)    Signing Fee.  Upon mutual execution of this
                            -----------
                  Agreement Buyer shall pay to Seller in cash the sum of $100.00 (the "Signing Fee"). Upon payment to Seller, the Signing Fee
                        -----------
                  is fully earned by Seller as consideration for Seller entering into this Agreement. The Signing Fee shall be applied to the Purchase Price upon the "Close of Escrow" (as defined in Paragraph 4(b) below)."

                  (ii) The Original Agreement is hereby further amended by
              deleting therefrom all references to the terms "Option Consideration," "Third Party Consultant Fees," and "Refundable Option Consideration."
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          (b) Paragraph 10 of the Original Agreement is hereby amended by deleting the second sentence thereof and replacing same with the following:
     "Seller and Buyer shall each pay one-half (1/2) of all transfer taxes and recording fees payable in connection with the recordation of the Grant Deed."

     2. RESTRICTIONS ON CERTAIN SELLER DECISIONS. Buyer hereby agrees that in respect to the decisions of Seller set forth in the second paragraph of Paragraph 7(a)(ii) of the Original Agreement to be made during the Seller's Election Period and Paragraph 7(a)(iv) in respect to the delivery of Seller's Estoppel Certificate and extending the Closing Date, the decision as to whether or not to make such election or delivery shall rest solely with NECOP Joint Venture ("NECOP"), one of the joint venture partners in PCIG and any election made or notice delivered by any other party in respect thereto shall not be effective for any purpose.

     3. SHELL HOLD HARMLESS. The third sentence of and the remainder of Paragraph 7(a)(vii) of the Original Agreement are hereby deleted in its entirety.

     4.   PRORATIONS.

          (a) Paragraph 11(a) of the Original Agreement is hereby clarified to the effect that any and all supplemental taxes assessed against the Property from and after the Closing Date shall be the responsibility of and shall be borne by Buyer.

     5. SELLER'S REPRESENTATIONS AND WARRANTIES. Paragraph 13 of the Original Agreement is hereby modified and clarified in the following respects:

          (a) Subparagraph (m) is hereby modified by adding the following words "other than liens and encumbrances to be released at Closing."

          (b) The last paragraph of Paragraph 13 is hereby amended by adding the following sentence:

          "Notwithstanding anything contained herein to the contrary, in the event of a breach of a warranty or representation set forth in this Paragraph 13, other than those set forth in subparagraphs (a), (b),
          (j), (k), or (l), Buyer shall look solely to Prentiss Property Investments L.P. ("PPILP"), the managing partner of PCIG, the managing partner of Seller, and not to any other party, including Seller or the partners of LAPCO."


          (c) By its execution hereof PPILP, for good and valuable consideration hereby agrees to indemnify and hold PPL harmless from and against a breach by LAPCO of the warranties and representations set forth in Section 13, other than those set forth in subparagraphs (a), (b), (j), (k) and (l). PPILP's execution hereof shall be for the sole and limited purpose of the delivery of the foregoing indemnity.

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     6.   SELLER'S DEFAULTS; BUYER'S REMEDIES.  Paragraph 17 of the Original
Agreement is hereby amended in the following respects:

          (a) Subparagraph (b)(ii) is hereby amended by deleting "and/or" at the end thereof and replacing same with "or."

          (b) Subparagraph (b)(iii) is hereby deleted in its entirety and replaced with a new subparagraph (iii) to be and read as follows:

              "(iii) recover damages from Seller for any losses or costs suffered by Buyer, other than as a result of a breach of warranty or representation where Buyer has agreed to look solely to PPILP, in connection with Seller's failure to perform its obligations hereunder following the expiration of a five (5) day period following the delivery of a written notice and demand to Seller specifying the default in question.

          (c) The words "NOTHING IN" at the end of subparagraph (c) are hereby deleted in their entirety.

     7. NOTICES. Paragraph 19 of the Original Agreement is hereby amended as follows:

          (a) Copies of all notices to Seller shall additionally be furnished to NECOP at the following address:

                         NECOP Joint Venture
                         c/o Jones Lang Wootton Realty Advisors
                         1001 Fourth Avenue
                         Suite 3040
                         Seattle, WA 98154
                         Attention: Stephen P. Latimer, Managing Director
                         Telephone: (206) 622-5002
                         Telecopy: (206) 622-5950

          (b) The name "Beverly Griesse" shall be inserted in the blank appearing in the address for Commonwealth Land Title Company.

     8. COUNTERPART EXECUTION. This Agreement may be executed in any number of counterparts with the same effect as if all parties have signed the same document. All counterparts shall be construed together and shall constitute one agreement.

     9. RELIANCE ON FACSIMILE. Each party is entitled to rely on copies of this Agreement transmitted by facsimile as if the original signed documents had been delivered to such party.

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     10.  LIMITATION OF AMENDMENT.  Except as expressly modified herein the
Original Agreement shall be and remain unchanged.

     IN WITNESS THEREOF, the parties have executed this Agreement as of the date set forth below.

     "Buyer"             PRENTISS PROPERTIES LIMITED, INC.,
                         a Delaware corporation

                         By: /s/ Thomas F. August
                            --------------------------------------------
                         Print Name: Thomas F. August
                                    ------------------------------------
                         Print Title: President
                                     -----------------------------------


     "Seller"            LAPCO INDUSTRIAL PARKS,
                         a California joint venture

                         By: The Prentiss/Copley Investment Company, a Delaware general partnership, Managing Venturer

                              By:   Prentiss Property Investments, L.P., a
                                    Delaware limited partnership,
                                    Managing Partner

                                    By:  Prentiss Property Investments, Inc., a
                                         Delaware corporation,
                                         General Partner

                                         By: /s/ J. Kevan Dilbeck
                                            ----------------------------
                                         Print Name: J. Kevan Dilbeck
                                                    --------------------
                                         Print Title: Vice President
                                                     -------------------


     "PPILP"             PRENTISS PROPERTY INVESTMENTS, L.P.,
                         a Delaware limited partnership

                         By: Prentiss Property Investments, Inc., a Delaware corporation, General Partner

                              By: /s/ J. Kevan Dilbeck
                                 ---------------------------------------
                              Print Name: J. Kevan Dilbeck
                                         -------------------------------
                              Print Title: Vice President
                                          ------------------------------

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